SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


             Date of Report
             (Date of earliest
             event reported):    April 21, 1998

                      Interstate Energy Corporation
             (Exact name of registrant as specified in its charter)


     Wisconsin                        1-9894                   39-1380265
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


                222 West Washington Avenue, Madison, Wisconsin 53703 (Address of principal executive offices, including zip code)


                                 (608) 252-3311
                         (Registrant's telephone number)



                               WPL Holdings, Inc.
                       (Former name or former address, if
                           changed since last report)

   Item 2.     Acquisition or Disposition of Assets.

          On April 21, 1998, following receipt of final regulatory approval, the three-way business combination (the "Merger") between WPL Holdings, Inc., a holding company incorporated under the laws of the State of Wisconsin ("WPLH"), IES Industries Inc., a holding company incorporated under the laws of the State of Iowa ("IES"), and Interstate Power Company, an operating public utility incorporated under the laws of the State of Delaware ("IPC"), was consummated in accordance with the terms of an Agreement and Plan of Merger, dated as of November 10, 1995 (as amended on May 22, 1996 and August 16, 1996) by and among WPLH, IES and IPC, among others (the "Merger Agreement"). In the Merger, WPLH, as the surviving holding company, changed its name to Interstate Energy Corporation (the "Company") and is currently doing business as Alliant Corporation.

          Pursuant to the terms of the Merger Agreement, IES was merged with and into the Company and each outstanding share of IES common stock was converted into the right to receive 1.14 shares of Company common stock. Similarly, an acquisition subsidiary of the Company was merged with and into IPC (with IPC as the surviving corporation) and each outstanding share of IPC common stock was converted into the right to receive 1.11 shares of Company common stock. At the effective time of the Merger, there were 30,761,923 and 9,768,907 shares of IES common stock and IPC common stock outstanding, respectively. All outstanding shares of WPLH common stock remain unchanged and outstanding as shares of Company common stock following the Merger. In this Current Report on Form 8-K, unless the context otherwise requires, all references to the Company's common stock include the rights to purchase shares of such common stock pursuant to the terms of the Rights Agreement between the Company and Morgan Shareholders Services Trust Company, as Rights Agent thereunder, dated as of February 22, 1989.

          As a result of the Merger, IES Utilities Inc. and IPC joined Wisconsin Power and Light Company as the operating public utility subsidiaries of the Company. The outstanding shares of preferred stock of IES Utilities Inc., IPC and Wisconsin Power and Light Company were unaffected by the Merger. In connection with the Merger, the Company filed an application to become and is now a registered public utility holding company under the Public Utility Holding Company Act of 1935, as amended. The Merger will be accounted for as a pooling of interests for accounting purposes.

          Following consummation of the Merger, the holding companies for the nonregulated businesses of the Company and IES were merged. The resulting company, known as Alliant Industries Inc., is now the parent holding company of substantially all of the Company's nonregulated businesses.

          The Merger Agreement and the amendments thereto are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The discussion above is qualified in its entirety by reference to that agreement and the amendments thereto.

          In connection with the Merger, the Company entered into employment agreements (the "Employment Agreements") with (i) Lee Liu, who will serve as Chairman of the Board of the Company; and (ii) Erroll B. Davis, Jr., who will serve as President and Chief Executive Officer of the Company and as Chief Executive Officer of the Company's subsidiaries. It is anticipated that the Company will also enter into a consulting agreement with Wayne H. Stoppelmoor, who will serve as Vice Chairman of the Company. In addition, IPC entered into an employment agreement with Michael R. Chase, who will serve as President of IPC. The Employment Agreements are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

          Pursuant to the terms of the Merger Agreement, the Board of Directors of the Company was reconstituted. The current directors of the Company are:

               Alan B. Arends                Milton E. Neshek
               Erroll B. Davis, Jr.          Jack R. Newman
               Rockne G. Flowers             Judith D. Pyle
               Joyce L. Hanes                Robert D. Ray
               Lee Liu                       David Q. Reed
               Katharine C. Lyall            Robert W. Schlutz
               Arnold M. Nemirow             Wayne H. Stoppelmoor
                                             Anthony R. Weiler

          The current executive officers of the Company are:

               Erroll B. Davis, Jr. - President and Chief Executive Officer William D. Harvey - Executive Vice President-Generation Thomas M. Walker - Executive Vice President and
                                   Chief Financial Officer
               Michael R. Chase -  Executive Vice President-
                                   Corporate Services
               James E. Hoffman -  Executive Vice President-
                                   Business Development
               Eliot G. Protsch -  Executive Vice President-Energy Delivery
               John E. Ebright -   Vice President-Controller
               Edward M. Gleason - Vice President, Treasurer and
                                   Corporate Secretary
               Donald D. Jannette - Assistant Corporate Secretary
               John E. Kratchmer - Assistant Controller
               Susan J. Kosmo - Assistant Controller

   Item 7.     Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired

          (1)  IES Industries Inc.

          Audited Consolidated Financial Statements (incorporated by reference to IES Industries Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (Commission File
          No. 1-9187)):

               Report of Independent Public Accountants
               Consolidated Statements of Income for the years ended
                 December 31, 1997, 1996   and 1995
               Consolidated Balance Sheets as of December 31, 1997 and 1996 Consolidated Statements of Cash Flows for the years ended December 31, 1997, 1996 and 1995
               Notes to Consolidated Financial Statements

          (2)  Interstate Power Company

          Audited Financial Statements (incorporated by reference to Interstate Power Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (Commission File No. 1-3632)):

               Report of Independent Auditors
               Statements of Income for the years ended
                 December 31, 1997, 1996 and 1995
               Balance Sheets as of December 31, 1997 and 1996
               Statements of Cash Flows for the years ended
                 December 31, 1997, 1996 and 1995
               Notes to Financial Statements

     (b)  Pro Forma Financial Information

          The unaudited pro forma financial information included herein relates to the three-way business combination (the "Merger") between WPL Holdings, Inc., a holding company incorporated under the laws of the State of Wisconsin ("WPLH"), IES Industries Inc., a holding company incorporated under the laws of the State of Iowa ("IES"), and Interstate Power Company, an operating public utility incorporated under the laws of the State of Delaware ("IPC"), which was consummated on April 21, 1998. In the Merger, WPLH, as the surviving holding company, changed its name to Interstate Energy Corporation (the "Merged Company") and is currently doing business as Alliant Corporation.

          The unaudited pro forma combined balance sheet at December 31, 1997 gives effect to the Merger as if it had occurred on December 31, 1997. The unaudited pro forma combined statements of income for each of the three years in the period ended December 31, 1997 gives effect to the Merger as if it had occurred on January 1, 1995. These statements are prepared on the basis of accounting for the Merger as a pooling of interests and are based on the assumptions set forth in the notes thereto. In addition, the pro forma financial information does not give effect to the expected synergies resulting from the Merger or the costs to be incurred to achieve such synergies. The pro forma financial information, however, does reflect the transition costs to effect the Merger. The historical data for WPLH have been adjusted to reflect the restatement of such data to account for certain discontinued operations as discussed in Note 6.

          The following pro forma financial information has been prepared from, and should be read in conjunction with, the historical consolidated financial statements and related notes thereto of WPLH, IES and IPC. The following information is not necessarily indicative of the financial position or operating results that would have occurred had the Merger been consummated on the date, or at the beginning of the period, for which the Merger is being given effect nor is it necessarily indicative of future operating results or financial position.

                                     INTERSTATE ENERGY CORPORATION
                              UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                               12/31/97
                                             (In thousands)
                                                                                             Pro Forma
    ASSETS                           WPLH                IES                 IPC            Adjustments       Pro Forma
                                (As Reported)         (As Reported)      (As Reported)     (See Note 1)        Combined
    UTILITY PLANT

       Electric                   $1,790,641           $2,072,866          $869,715             $-           $4,733,222
       Gas                           237,856              187,098            70,201              -              495,155
       Other                         220,679              145,716               -                -              366,395
                                 -----------            ---------          --------          --------        ----------
        Total                      2,249,176            2,405,680           939,916              -            5,594,772

       Less: Accumulated
         provision for
         depreciation              1,065,726            1,115,261           450,595              -            2,631,582
       Construction work in
         progress                     42,312               38,923             5,276              -               86,511
       Nuclear fuel--net              19,046               36,731                 -              -               55,777
                                  ----------             --------          --------          ---------       ----------
         Net utility plant         1,244,808            1,366,073           494,597              -            3,105,478

    OTHER PROPERTY, PLANT
    AND EQUIPMENT

         ---NET AND OTHER
            INVESTMENTS              139,548              319,657             4,746           (125)             463,826

    CURRENT ASSETS

        Cash and cash equivalents     13,987               10,143             2,897            302               27,329
        Accounts receivable ---
          net                         78,082               52,295            27,061         12,489              169,927
        Fossil fuel inventories,
          at average cost             18,857               10,579            11,220              -               40,656
        Materials and supplies,
          at average cost             19,274               24,274             6,297              -               49,845
        Prepayments and other         42,808               69,920            15,035         (3,278)             124,485
                                   ---------           ----------          --------        -------             --------
        Total current assets         173,008              167,211            62,510          9,513              412,242

    EXTERNAL DECOMMISSIONING
        FUND                         112,356               77,882                 -              -              190,238

    INVESTMENT IN MCLEODUSA INC.           0              326,582             1,440              -              328,022

    DEFERRED CHARGES AND OTHER       192,087              199,814            75,456        (15,442)             451,915
                                  ----------            ---------          --------         -------           ---------
        TOTAL ASSET               $1,861,807           $2,457,219          $638,749        ($6,054)          $4,951,721
                                  ==========            =========          ========         =======           =========

    CAPITALIZATION AND
    LIABILITIES

    CAPITALIZATION
      Common Stock Equity:

      Common stock                     $308                   $-           $34,163        ($33,706)                $765
      Other stockholders'
        equity                      607,275              818,133           181,457          23,204            1,630,069
                                 ----------             --------          --------        --------            ---------
         Total common stock
         equity                     607,583              818,133           215,620         (10,502)           1,630,834
       Preferred stock not
         mandatorily redeemable      59,963               18,320            10,819               -               89,102
       Preferred stock mandatory
         sinking fund                     -                    -                 -               -               24,267
       Long-term debt---net         457,520              845,189           165,194               -            1,467,903
                                 ----------             --------          --------        --------           ----------
         Total capitalization     1,125,066            1,681,642           415,900         (10,502)           3,212,106

    CURRENT LIABILITIES

       Current maturities,
         sinking funds, and
         capital lease
         obligations                 11,528               13,684            6,314                -               31,526
       Commercial paper, notes
         payable and other          123,095                    -           33,500                -              156,595
       Variable rate demand bonds    56,975                    -                -                -               56,975
       Accounts payable and
         accruals                    91,175               78,702           13,208            9,549              192,634
       Taxes accrued                    412               62,432           16,014               65               78,923
       Other accrued liabilities     55,987               67,174           12,445           15,532              151,138
                                  ---------             --------         --------        ---------           ----------
       Total current
       liabilities                  339,172              221,992           81,481           25,146              667,791

    OTHER LIABILITIES

       Deferred income taxes        253,519              372,837          104,670           (2,800)             728,226
       Deferred investment tax
         credits                     35,039               31,838           15,985                -               82,862
       Accrued environmental
         remediation costs            9,238               46,989            5,794                -               62,021
       Capital lease obligations          -               23,548               86                -               23,634
       Other liabilities and
         deferred credits            99,773               78,373           14,833          (17,898)             175,081
                                  ---------            ---------         --------        ---------            ---------
       Total other liabilities      397,569              553,585          141,368          (20,698)           1,071,824
                                  ---------            ---------         --------        ---------           ----------
    TOTAL CAPITALIZATION AND
    LIABILITIES                  $1,861,807           $2,457,219         $638,749          ($6,054)          $4,951,721
                                 ==========           ==========         ========        ==========          ==========

    See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.


                                                INTERSTATE ENERGY CORPORATION
                                  UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                                            FOR THE YEAR ENDED DECEMBER 31, 1997
                                         (In thousands, except per share amounts)

    Operating Revenues                                                                       Pro Forma
                                                   WPLH           IES            IPC         Adjustments    Pro Forma
                                                (As Reported) (As Reported)  (As Reported)   (See Note 1)   Combined
       Electric utility                          $634,143       $604,270       $277,340            $-      $1,515,753
       Gas utility                                155,883        183,517         54,507             -         393,907
       Other                                      129,229        142,912              -       118,826         390,967
                                                ---------      ---------       --------      --------       ---------
         Total operating revenues                 919,255        930,699        331,847       118,826       2,300,627

    Operating Expenses
       Electric and steam production fuels        116,812        108,344         55,402             -         280,558
       Purchased power                            125,438         74,098         56,770             -         256,306
       Cost of gas sold                            99,267        126,631         33,324             -         259,222
       Other operation                            254,796        231,481         64,685       119,306         670,268
       Maintenance                                 48,058         57,185         17,782            96         123,121
       Depreciation and amortization              111,289        114,122         31,676           245         257,332
       Taxes other than income taxes               34,988         51,701         16,708             -         103,397
                                                ---------      ---------       --------      --------       ---------
            Total operating expenses              790,648        763,562        276,347       119,647       1,950,204
                                                ---------      ---------       --------      --------       ---------
    Operating Income                              128,607        167,137         55,500          (821)        350,423

    Other Income (Expense)
       Allowance for funds used
           during construction                      2,775          2,309            190             -           5,274
       Other income and deductions, net             4,432          1,850          6,772           856          13,910
                                                ---------       --------       --------      --------       ---------
            Total other income (expense)            7,207          4,159          6,962           856          19,184

    Interest Charges                               42,535         64,383         15,610            35         122,563

    Income from Continuing Operations
       before Income Taxes and
       Preferred Dividends                         93,279        106,913         46,852             -         247,044
    Income Taxes                                   28,715         39,662         17,684             -          86,061
    Preferred Dividends of
       Subsidiaries (Note 2)                        3,310            914          2,469             -           6,693
                                                ---------       --------       --------     ---------       ---------
    Income from Continuing
       Operations                                 $61,254        $66,337        $26,699            $-        $154,290
                                                =========       ========       ========     =========       =========
    Average Common Shares
       Outstanding                                 30,782         30,380          9,725         5,323          76,210

    Earnings per Share of Common
       Stock from Continuing
       Operations (Basic and diluted)               $1.99          $2.18          $2.74           N/A           $2.02
                                                =========       ========       ========     =========        ========

    See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.


                                           INTERSTATE ENERGY CORPORATION
                              UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                                        FOR THE YEAR ENDED DECEMBER 31, 1996
                                     (In thousands, except per share amounts)

                                                                                              Pro Forma
                                                    WPLH            IES           IPC        Adjustments   Pro Forma
                                                (As Reported)   (As Reported) (As Reported) (See Note 1)   Combined
    Operating Revenues
       Electric utility                           $589,482       $574,273       $276,620          $-       $1,440,375
       Gas utility                                 165,627        273,979         49,464      (113,115)       375,955
       Other                                       177,735        125,660              -       113,115        416,510
                                                 ---------      ---------      ---------      --------     ----------
         Total operating revenues                  932,844        973,912        326,084           -        2,232,840

    Operating Expenses
       Electric and steam production fuels         114,470         84,579         57,560           -          256,609
       Purchased power                              81,108         88,350         61,556           -          231,014
       Cost of gas sold                            104,830        217,351         31,617      (113,474)       240,324
       Other operation                             317,608        212,501         51,707       113,474        695,290
       Maintenance                                  46,492         49,001         16,164           -          111,657
       Depreciation and amortization                90,683        107,393         31,087           -          229,163
       Taxes other than income taxes                34,603         48,171         16,064           -           98,838
                                                 ---------       --------      ---------      --------      ---------
            Total operating expenses               789,794        807,346        265,755           -        1,862,895
                                                 ---------       --------      ---------      --------      ---------
    Operating Income                               143,050        166,566         60,329           -          369,945

    Other Income (Expense)
       Allowance for funds used
           during construction                       3,208          2,103            263           -            5,574
       Other income and deductions, net             14,098         (4,591)         2,336           -           11,843
                                                 ---------       --------      ---------      --------      ---------
            Total other income (expense)            17,306         (2,488)         2,599           -           17,417

    Interest Charges                                42,027         54,822         16,472           -          113,321
                                                 ---------       --------      ---------      ---------     ---------
    Income from Continuing Operations
       before Income Taxes and
       Preferred Dividends                         118,329        109,256         46,456           -          274,041
    Income Taxes                                    41,814         47,435         18,133           -          107,382
    Preferred Dividends of
       Subsidiaries (Note 2)                         3,310            914          2,463           -            6,687
                                                 ---------       --------      ---------      ---------     ---------
    Income from Continuing
       Operations (Notes 3 and 6)                  $73,205        $60,907        $25,860          $-         $159,972
                                                 =========       ========      =========      =========     =========
    Average Common Shares
       Outstanding                                  30,790         29,861          9,594         5,236         75,481

    Earnings per Share of Common
       Stock from Continuing
       Operations (Basic and diluted)                $2.38          $2.04          $2.69          N/A           $2.12
                                                 =========       ========      =========      =========     =========

    See accompanying Notes to Unaudited Pro Forma Combined Financial Statements.


                         INTERSTATE ENERGY CORPORATION
                UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                    (In thousands, except per share amounts)

                                                                                                  Pro Forma
                                                      WPLH              IES             IPC      Adjustments      Pro Forma
                                                  (As Reported)    (As Reported)  (As Reported)  (See Note 1)     Combined
    Operating Revenues
       Electric utility                             $546,324        $560,471       $274,873             $-       $1,381,668
       Gas utility                                   139,165         190,339         43,669         (53,047)        320,126
       Other                                         121,766         100,200              -          53,047         275,013
                                                    --------        --------       --------        --------      ----------
         Total operating revenues                    807,255         851,010        318,542               -       1,976,807

    Operating Expenses
       Electric and steam production fuels           116,488          96,256         62,164               -         274,908
       Purchased power                                44,940          66,874         57,566               -         169,380
       Cost of gas sold                               84,002         141,716         25,888         (50,519)        201,087
       Other operation                               252,722         199,768         44,581          50,519         547,590
       Maintenance                                    42,043          46,093         14,881               -         103,017
       Depreciation and amortization                  86,319          97,958         29,560               -         213,837
       Taxes other than income taxes                  34,188          49,011         15,990               -          99,189
                                                    --------        --------       --------        --------       ---------
            Total operating expenses                 660,702         697,676        250,630               -       1,609,008
                                                    --------        --------       --------        --------       ---------
    Operating Income                                 146,553         153,334         67,912               -         367,799
  Other Income (Expense)
       Allowance for funds used
           during construction                         2,088           3,424            341               -           5,853
       Other income and deductions, net                5,954           1,548         (4,008)              -           3,494
                                                    --------         -------        -------        --------       ---------
            Total other income (expense)               8,042           4,972         (3,667)              -           9,347
    Interest Charges                                  43,559          50,727         17,136               -         111,422
                                                    --------         -------        -------        --------       ---------
    Income from Continuing Operations
       before Income Taxes and
       Preferred Dividends                           111,036         107,579         47,109               -         265,724
    Income Taxes                                      36,108          42,489         19,453               -          98,050
    Preferred Dividends of
       Subsidiaries (Note 2)                           3,310             914          2,458               -           6,682
                                                    --------         -------        -------        --------        --------
    Income from Continuing
       Operations (Note 6)                           $71,618         $64,176        $25,198               $-       $160,992
                                                    ========         =======        =======        ========        ========
    Average Common Shares
       Outstanding                                    30,774          29,202          9,564           5,140          74,680
    Earnings per Share of Common
       Stock from Continuing
       Operations (Basic and diluted)                  $2.33           $2.20          $2.63             N/A           $2.16
                                                    ========         =======        =======        ========        ========

    See accompanying Notes to Unaudited Pro Forma Combined Financial Statements


                          INTERSTATE ENERGY CORPORATION
                          NOTES TO UNAUDITED PRO FORMA
                          COMBINED FINANCIAL STATEMENTS

   1.   Pro Forma Adjustments

   December 31, 1997
   BALANCE SHEET                                           Merged
                                                           Company
                           Consolidation  Eliminations     Common           IPC         IES         Merger
                                 of           for           Stock        Unbilled     Pension    Transaction        Total
                            IEA-HES LLC   IEA-HES LLC     Adjustment     Revenues      Liability      Costs       Pro Forma
                           (Note 1 (a))   (Note 1 (b))   (Note 1 (c))  (Note 1 (d))  (Note 1 (e))  (Note 1 (g))  Adjustments

   ASSETS
   OTHER PROPERTY,
    PLANT AND EQUIP
    ---NET AND OTHER
    INVESTMENTS                 $3,458       ($3,583)       $    -         $    -       $     -      $     -          ($125)
   CURRENT ASSETS
     Cash and cash
      equivalents                3,308        (3,006)            -              -             -            -            302
     Accounts receivable
      ---net                     8,932        (1,965)            -           5,522            -            -         12,489
     Prepayments and
      other                          2            -              -          (3,280)           -            -         (3,278)
                              --------      --------       --------       --------      --------     --------      --------
       Total current
        assets                  12,242        (4,971)            -           2,242            -            -          9,513

   DEFERRED CHARGES AND
    OTHER                           -             -              -           2,456       (17,898)          -        (15,442)
                              --------      --------       --------       --------      --------     --------      --------
       TOTAL ASSETS            $15,700       ($8,554)        $   -          $4,698      ($17,898)      $   -        ($6,054)
                              ========      ========       ========       ========      ========     ========      ========
   CAPITALIZATION AND
    LIABILITIES

   CAPITALIZATION
     Common Stock
       Equity:
        Common stock           $    -        $    -        ($33,706)       $    -        $    -       $    -       ($33,706)
        Other
         stockholders'
         equity                  3,583        (3,583)        33,706          4,698            -       (15,200)       23,204
                              --------      --------       --------       --------      --------    ---------      --------
           Total common
            stock equity         3,583        (3,583)            -           4,698            -       (15,200)      (10,502)

   CURRENT LIABILITIES
      Accounts payable
       and accruals             11,514        (1,965)            -              -             -            -          9,549
      Taxes accrued                 65            -              -              -             -            -             65
      Other accrued
       liabilities                 538        (3,006)            -              -             -        18,000        15,532
                              --------      --------       --------       --------      --------     --------      --------
           Total current
            liabilities         12,117        (4,971)            -              -             -        18,000        25,146

   OTHER LIABILITIES
      Deferred income
       taxes                        -             -              -              -             -        (2,800)       (2,800)
      Other liabilities
       and deferred
       credits                      -             -              -              -        (17,898)          -        (17,898)
                              --------      --------       --------       --------      --------      --------      --------
           Total other
            liabilities             -             -              -              -        (17,898)      (2,800)      (20,698)
                              --------      --------       --------       --------      --------     --------      --------

     TOTAL
      CAPITALIZATION AND
      LIAB.                    $15,700       ($8,554)       $    -          $4,698      ($17,898)     $    -        ($6,054)
                              ========      ========       ========       ========      ========     ========      ========


                                                                             Merged
     1997 INCOME STATEMENT           Consolidation      Eliminations         Company
                                          of                for           Common Stock        Total
                                      IEA-HES LLC        IEA-HES LLC       Adjustment       Pro Forma
                                     (Note 1 (a))       (Note 1 (b))       (Note 1 (c))    Adjustments

     OPERATING REVENUES:
        Gas utility                      $     -           $     -           $     -         $     -
        Other                             118,826                -                 -          118,826
                                          -------           -------          --------         -------
           Total operating
            revenues                      118,826                -                 -          118,826

     OPERATING EXPENSES:
        Cost of gas sold                       -                 -                 -             -
        Other operation                   119,306                -                 -          119,306
        Maintenance                            96                -                 -               96
        Depreciation and
          amortization                        245                -                 -              245
                                          -------          --------          --------         -------
           Total operating
            expenses                      119,647                -                 -          119,647

     OPERATING INCOME                        (821)               -                 -             (821)

     OTHER INCOME (EXPENSE)
        Other income and
         deductions, net                       61               795                -              856
                                          -------          --------          --------        --------
           Total other income
            (expense)                          61               795                -              856

     INTEREST CHARGES                          35                -                 -               35
                                          -------          --------          --------        --------
     INCOME FROM CONTINUING
      OPER.                                 ($795)             $795           $    -          $    -
                                          =======          ========          ========        ========
     AVERAGE COMMON SHARES                   -                   -             5,323            5,323


   1996 INCOME STATEMENT                    Merged
                                            Company
                                         Common Stock             IEA                Total
                                          Adjustment          Gas Activity         Pro Forma
                                         (Note 1 (c))         (Note 1 (f))        Adjustments

   OPERATING REVENUES:
      Gas utility                               $    -            ($113,115)          ($113,115)
      Other                                          -              113,115             113,115
                                                -------           ---------           ---------
        Total operating revenues                     -                   -                   -

   OPERATING EXPENSES:
      Cost of gas sold                               -             (113,474)           (113,474)
      Other operation                                -              113,474             113,474
                                               --------            --------           ---------
           Total operating expenses                  -                   -                   -
                                               --------            --------           ---------

   INCOME FROM CONTINUING OPERATIONS            $    -             $     -             $     -
                                               ========            ========           =========
   AVERAGE COMMON SHARES                          5,236                  -                5,236



   1995 INCOME STATEMENT                    Merged
                                           Company
                                         Common Stock          IEA              Total
                                          Adjustment      Gas Activity        Pro Forma
                                         (Note 1 (c))     (Note 1 (f))       Adjustments

   OPERATING REVENUES:
      Gas utility                               $    -         ($53,047)          ($53,047)
      Other                                          -           53,047             53,047
                                               --------         --------          ---------
        Total operating revenues                     -              -                  -

   OPERATING EXPENSES:
      Cost of gas sold                               -          (50,519)           (50,519)
      Other operation                                -           50,519             50,519
                                               --------         --------          ---------
           Total operating expenses                  -                -                 -
                                               --------         --------          ---------
   INCOME FROM CONTINUING OPERATIONS           $     -          $     -           $     -
                                               ========         ========          =========
   AVERAGE COMMON SHARES                          5,140               -              5,140


   (a)  Consolidation of IEA-HES L.L.C.
   In January 1997, IES and WPLH formed a gas marketing joint venture named IEA-HES L.L.C. Pursuant to the applicable accounting rules, IES and WPLH each accounted for this joint venture in 1997 under the equity method of accounting with their investment recorded on the balance sheet in "Other Property, Plant and Equipment -- Net and Other Investments" and their allocated portion of earnings on the income statement in "Other Income and Deductions, Net". This pro forma adjustment reflects the financial results of IEA-HES L.L.C. as a consolidated subsidiary.

   (b)  Eliminations for IEA-HES L.L.C.
   This pro forma adjustment reflects the elimination of intercompany balances of IEA-HES L.L.C. and also eliminates the equity investments of IES and WPLH and their allocated portion of revenues and expenses.

   (c)  Merged Company Common Stock Adjustment
   The pro forma combined financial statements reflect the conversion of each share of IES Common Stock (no par value) outstanding into 1.14 shares of Merged Company Common Stock ($.01 par value) and the conversion of each share of IPC Common Stock ($3.50 par value) into 1.11 shares of Merged Company Common Stock ($.01 par value), and the continuation of each share of WPLH Common Stock ($.01 par value) outstanding as one share of Merged Company Common Stock, as provided in the Merger Agreement. The pro forma adjustment to common stock equity restates the common stock account to equal par value for all shares to be issued ($.01 par value per share of Merged Company Common Stock) and reclassifies the excess to other stockholders' equity. The average number of shares of common stock used for calculating per share amounts is based on the exchange ratios shown below.

                             As                                                      As
              Exchange     reported     Pro forma    As Reported    Pro forma     reported     Pro forma
               Ratio       12/31/97     12/31/97     12/31/96       12/31/96     12/31/95      12/31/95

    WPLH          N/A        30,782      30,782         30,790        30,790       30,774        30,774
    IES          1.14        30,380      34,633         29,861        34,042       29,202        33,290
    IPC          1.11         9,725      10,795          9,594        10,649        9,564        10,616



   The number of shares of common stock at December 31, 1997 used for calculating the par value of common stock is based on the exchange ratios shown below.

                                  As
                 Exchange      reported     Pro forma
                   Ratio       12/31/97      12/31/97

    WPLH              N/A        30,789        30,789
    IES              1.14        30,577        34,858
    IPC              1.11         9,761        10,835


   (d)  IPC Unbilled Revenues
   The financial results of IPC do not include accrued revenues for services rendered but unbilled at month-end. The pro forma adjustment reflects the impact of adopting unbilled revenues, including the tax impact of the adoption. The change is being implemented to conform to the method currently utilized by WPLH and IES.

   (e)  IES Pension Liability
   The accrued pension liability (and offsetting regulatory asset), included in the financial results of IES, was calculated using a five-year smoothed method of recognizing deferred asset gains. The pro forma adjustment reflects a change to the straight market value method which recognizes deferred asset gains sooner. The change is being implemented to conform to the method currently utilized by WPLH and IPC.

   (f)  IEA Gas Activity
   The gas revenues and cost of gas sold of Industrial Energy Applications, Inc. (IEA), a subsidiary of IES, for 1996 and 1995 have been reclassed into "Other" operating revenues and "Other operation" expenses, respectively, consistent with the 1997 presentation.

   (g)  Merger Transaction Costs
   The merger partners estimate they will incur an additional $18 million of merger-related transaction costs in the first six months of 1998. These costs include fees for financial advisors, attorneys and accountants as well as separation costs relating to various officers of the merger partners who have left the company under the terms of their respective change of control agreements. These costs have been reflected in the pro forma balance sheet at December 31, 1997 such that accrued liabilities have been increased by $18 million, other stockholders' equity has been reduced by the net of tax amount and the applicable income tax deduction has been recorded in deferred income taxes.

   2.  Preferred Stock Dividends of IPC
   The Preferred Stock Dividends of IPC have been reclassified in the unaudited pro forma combined statements as "Preferred Dividends of Subsidiaries" and deducted in the determination of income from continuing operations which reflects the holding company structure of the Merged Company.

   3. Nonrecurring Material Items Included in Historical Financial Results IES's income from continuing operations for the year ended December 31, 1996 included costs incurred relating to its successful defense of a hostile takeover attempt mounted by MidAmerican Energy Company. The after-tax impact on income from continuing operations was a decrease of $4.6 million.

   Nonrecurring items affecting WPLH's performance for the year ended December 31, 1996 included the impact of the sale of a combustion turbine and the sale of WPLH's assisted-living real estate investments. The after-tax impact of these items on continuing operations was an increase of $5.9 million.

   4.  Estimated Costs and Cost Savings of Proposed Merger
   The allocation between WPLH, IES and IPC and their customers of the estimated cost savings of approximately $749 million over ten years resulting from the Merger, net of the costs incurred to achieve such savings, will be subject to regulatory review and approval. Costs arising from the Merger are currently estimated to be approximately $78 million. Approximately $22 million of these costs had been incurred through December 31, 1997 and are reflected in results of operations. The estimate of potential cost savings constitutes a forward-looking statement and actual results may differ materially from this estimate. The estimate is necessarily based upon various assumptions that involve judgments with respect to, among other things, future national and regional economic and competitive conditions, technological developments, inflation rates, regulatory treatment, weather conditions, financial market conditions, future business decisions and other uncertainties. No assurance can be given that the estimated cost savings will actually be realized. None of the estimated cost savings have been reflected in the unaudited pro forma combined financial statements. The only merger-related costs that have been reflected in the pro forma combined financial statements are the $22 million of costs incurred through December 31, 1997 and the $18 million of transaction costs discussed in Note 1(g). The remaining costs to be incurred to achieve the cost savings have not been included in the pro forma combined financial statements.

   5.  Intercompany Transactions
   Intercompany transactions (including purchased and exchange power transactions) between WPLH, IES and IPC during the periods presented were included in the determination of regulated rates and/or were not material. Accordingly, no pro forma adjustments were made to eliminate such transactions.

   6.  Discontinued Operations
   The financial statements of WPLH reflect the discontinuance of operations of its utility energy and marketing consulting business in 1995. The discontinuance of this business resulted in a pre-tax loss in the fourth quarter of 1995 of $7.7 million. The after-tax loss on disposition was $11.0 million reflecting the associated tax expense on disposition due to the non-deductibility of the carrying value of goodwill at sale. During 1996, WPLH recognized an additional loss of $1.3 million, net of applicable income tax benefit, associated with the final disposition of the business. Operating revenues, operating expenses, other income and expense and income taxes for the discontinued operations for the time periods presented have been excluded from income from continuing operations. Interest expense has been adjusted for the amounts associated with direct obligations of the discontinued operations.

     (c)  Exhibits.

          The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   INTERSTATE ENERGY CORPORATION


   Date:  May 5, 1998.             By:  /s/ Thomas M. Walker
                                        Thomas M. Walker
                                        Executive Vice President and
                                          Chief Financial Officer

                          INTERSTATE ENERGY CORPORATION

                            EXHIBIT INDEX TO FORM 8-K
                               Dated April 21, 1998

    Exhibit

    (2.1) Agreement and Plan of Merger, dated as of November 10, 1995, by and among WPL Holdings, Inc., IES Industries Inc., Interstate Power Company and AMW Acquisition, Inc. [Incorporated by reference to Exhibit (2.1) to WPL Holdings, Inc.'s Current Report on Form 8-K, dated November 10, 1995]

    (2.2) Amendment No. 1 to Agreement and Plan of Merger and Stock Option Agreements, dated as of May 22, 1996, by and among WPL Holdings, Inc., IES Industries Inc., Interstate Power Company, a Delaware corporation, AMW Acquisition, Inc., WPLH Acquisition Co. and Interstate Power Company, a Wisconsin corporation [Incorporated by reference to Exhibit (2.1) to WPL Holdings, Inc.'s Current Report on Form 8-K, dated May 22, 1996]

    (2.3) Amendment No. 2 to Agreement and Plan of Merger, dated as of August 16, 1996, by and among WPL Holdings, Inc., IES Industries Inc., Interstate Power Company, a Delaware corporation, WPLH Acquisition Co. and Interstate Power Company, a Wisconsin corporation [Incorporated by reference to Exhibit (2.1) to WPL Holdings, Inc.'s Current Report on Form 8-K, dated August 16, 1996.]

    (3.1) Amendments to the Restated Articles of Incorporation of Interstate Energy Corporation

    (3.2) Restated Articles of Incorporation of Interstate Energy Corporation, as amended

    (3.3)        By-laws of Interstate Energy Corporation

    (10.1) Employment Agreement, dated as of April 21, 1998, by and between Interstate Energy Corporation and Erroll B. Davis, Jr.

    (10.2) Employment Agreement, dated as of April 21, 1998, by and between Interstate Energy Corporation and Lee Liu

    (10.3) Employment Agreement, dated as of April 21, 1998, by and between Interstate Power Company and Michael R. Chase

    (23.1) Consent of Arthur Andersen LLP, IES Industries Inc.'s independent public accountants

    (23.2)       Consent of Deloitte & Touche, Interstate Power
                 Company's independent public accountants